UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 2, 2004


                                 NCT Group, Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                        0-18267                59-2501025
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(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                  File Number)         Identification No.)


20 Ketchum Street, Westport, CT                                      06880
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(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number including area code:                (203) 226-4447
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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 3.02. Unregistered Sales of Equity Securities.

On December 2, 2004, NCT Group, Inc. ("NCT") issued Carole Salkind an 8% convertible note in the principal amount of $400,000, for which Ms. Salkind paid NCT $400,000 in cash. The note is secured by substantially all of the assets of NCT. The note matures on June 2, 2005. The note bears interest at 8% per annum until the due date of the note, and bears interest at a default rate of 13% on any amount of principal or interest that is not paid when due. At the election of Ms. Salkind, the note may be converted into 23,529,412 shares of NCT common stock at a conversion price per share of $0.017 or exchanged for shares of common stock of any subsidiary of NCT (except Pro Tech Communications, Inc.) that makes a public offering of its common stock (at the public offering price). The note contains events of default, any one of which (if not cured) triggers a default penalty of 10% of the then outstanding principal. If triggered, the default penalty, along with the outstanding principal and accrued interest, becomes immediately due and payable. Events of default include the failure to pay principal and interest when due and the failure to issue shares of common stock upon exercise of conversion rights.

In conjunction with this note issuance, NCT issued Ms. Salkind a five-year warrant to acquire 8,250,000 shares of NCT common stock at an exercise price per share of $0.017.

The issuance of the note and warrant was not registered under the Securities Act of 1933, as amended, in reliance upon the exemption set forth in Section 4(2) of the Securities Act relating to transactions by an issuer not involving a public offering.

Item 9.01    Financial Statements and Exhibits.

(c) Exhibits

4.1 Warrant dated December 2, 2004 issued to Carole Salkind for the purchase of 8,250,000 shares of NCT common stock at a purchase price of $0.017 per share.

10.01 Secured Convertible Note in principal amount of $400,000 dated December 2, 2004 issued by NCT to Carole Salkind.

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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         NCT GROUP, INC.


                                         By:  /s/ Michael J. Parrella
                                              ----------------------------------
                                              Michael J. Parrella
                                              Chief Executive Officer and
                                              Chairman of the Board of Directors

Date:    December 8, 2004

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